Eat24Hours.com, Inc.

Consolidated Financial Statements

December 31, 2014

Frank, Rimerman + Co. LLP

Board of Directors
Eat24Hours.com, Inc.
San Bruno, California

Certified
Public
Accountants

Palo Alto
San Francisco
San Jose
St. Helena
New York

INDEPENDENT AUDITORS' REPORT

Report on the Financial Statements

We have audited the accompanying consolidated financial statements of Eat24Hours.com, Inc. (the Company), which comprise the consolidated balance sheet as of December 31, 2014, and the related consolidated statements of operations and accumulated deficit and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

1801 Page Mill Road Palo Alto, CA 94304 t 650.845.8100 www.frankrimerman.com

Eat24Hours.com, Inc.
Consolidated Balance Sheet
December 31, 2014

ASSETS
Current Assets
Cash and cash equivalents	$7,806,970
Accounts receivable	941,444
Prepaid expenses and other current assets	1,081,321
Total current assets	9,829,735
Other Assets	28,043
$9,857,778

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Restaurant liability	$8,741,743
Accounts payable	1,694,106
Accrued expenses and other current liabilities	424,002
Total current liabilities	10,859,851

Commitments and Contingencies (Notes 4 and 5)
Stockholders' Deficit
Common stock, $0.001 par value; 15,000,000 shares authorized;
1,500,000 shares issued and outstanding	1,500
Additional paid-in capital	18,500
Accumulated deficit	(1,022,073)
Total stockholders' deficit	(1,002,073)
$9,857,778

See Independent Auditors' Report and Notes to Consolidated Financial Statements

Eat24Hours.com, Inc.
Consolidated Statement of Operations and Accumulated Deficit
Year Ended December 31, 2014

Revenue	$24,500,699
Cost of Revenue	10,745,641
Gross margin	13,755,058

Operating Expenses
Product development	2,323,555
General and administrative	4,124,100
Sales and marketing	7,248,427
Total operating expenses	13,696,082
Income before Income Tax Expense	58,976
Income Tax Expense	33,425
Net Income	25,551
Accumulated Deficit, beginning of year	(1,047,624)
Accumulated Deficit, end of year	$(1,022,073)

See Independent Auditors' Report and Notes to Consolidated Financial Statements

Eat24Hours.com, Inc.
Consolidated Statement of Cash Flows
Year Ended December 31, 2014

Cash Flows from Operating Activities
Net income	$25,551
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	17,377
Changes in operating assets and liabilities:
Accounts receivable	(502,731)
Prepaid expenses and other current assets	(524,785)
Other assets	(5,644)
Restaurant liability	3,431,027
Accounts payable	1,190,584
Accrued expenses and other current liabilities	(247,422)
Net cash provided by operating activities	3,383,957

Cash Flows from Investing Activities
Purchase of property and equipment	(17,377)
Net cash used in investing activities	(17,377)
Net Increase in Cash and Cash Equivalents	3,366,580
Cash and Cash Equivalents, beginning of year	4,440,390
Cash and Cash Equivalents, end of year	$7,806,970

Supplemental Disclosure of Cash Flow Information
Cash paid for income taxes	$34,000

See Independent Auditors' Report and Notes to Consolidated Financial Statements

Eat24Hours.com, Inc.
Notes to Consolidated Financial Statements

1.	Nature of Business

Eat24Hours.com, Inc. (the Company) was originally incorporated in the state of California in March 2009. In January 2012, the Company was reincorporated in the state of Delaware. The Company provides an online and mobile platform for restaurant pick-up and delivery orders. The Company displays the menus and other relevant information for restaurants in its network online and through their mobile platform from which orders may be placed at no cost to the customer. The Company charges restaurants a per order commission that is largely fee based.

In December 2014, the Company entered into a non-binding letter of intent with a potential acquirer for the purchase of 100% equity interest in the Company. The letter of intent allowed for the exclusive negotiation rights with the Company through January 2015.

2.	Significant Accounting Policies

Basis of Presentation and Principles of Consolidation:

The accompanying consolidated financial statements include the accounts of Eat24Hours.com, Inc., YesPOS, Inc. (YesPOS) and Yalla, Inc. (Yalla). YesPOS and Yalla are owned by the Company’s stockholders, and have been determined to be variable interest entities in which the Company holds a variable interest and is the primary beneficiary. YesPOS was incorporated in state of Delaware in July 2013 for the purpose of licensing equipment to the Company and was dissolved in December 2014. Yalla was incorporated in the state of Delaware in January 2014 for the purpose of marketing on behalf of the Company and was dissolved in December 2014. All intercompany accounts and transactions have been eliminated in consolidation.

Revenue Recognition:

The Company generates revenues primarily when customers place an order on its platform and are recognized net of estimated refunds and chargebacks. Restaurants pay a commission, typically a percentage of the transaction on orders that are processed through the Company’s platform. For most orders, customers use a credit card to pay the Company for their meal when the order is placed. For these transactions, the Company collects the total amount of the order from the customer and remits the proceeds, net of commissions and credit card fees, to the restaurant. The Company generally accumulates proceeds and remits them to the restaurants on a daily, weekly or monthly basis. The Company also deducts commissions for other transactions utilizing its platform, such as cash transactions paid directly to the restaurants in the network.

See Independent Auditors’ Report

Eat24Hours.com, Inc.
Notes to Consolidated Financial Statements

2.	Significant Accounting Policies (continued)

Revenue Recognition (continued):

The Company provides incentive offers in the form of credits (cash coupon credits) applied against future purchases by customers using its platform. Additional commissions are earned by the Company from restaurants offering these promotions to cover the discounts provided to the customers. The costs of these incentives are recorded as reductions in revenues, generally on the date the corresponding revenue is recorded.

Concentrations of Credit Risk:

The Company’s product revenues are concentrated in the mobile application market which is highly competitive and rapidly changing. Significant technological changes in the industry or customer requirements, or the emergence of competitive products with new capabilities or technologies, could adversely affect the Company’s operating results.

Financial instruments that potentially subject the Company to credit risk consist primarily of cash and cash equivalents and accounts receivable. Accounts located in the United States are insured by the Federal Deposit Insurance Corporation, or FDIC, up to $250,000. Certain cash account balances exceed the FDIC limits.

For the year ended December 31, 2014, the Company had no major customers. Major customers are defined as those having sales that exceed 10% of the Company’s net revenues during the year.

Cost of Revenue:

Cost of revenue consists primarily of salaries and benefits for account manager personnel, customer support personnel, merchant processing expenses, website and data hosting and confirmation and fax services. The Company recognizes the cost of revenue as the associated revenue is recognized.

Use of Estimates:

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s most significant estimates relate to estimated useful lives of fixed assets, website development costs and certain accrued expenses.

See Independent Auditors’ Report

Eat24Hours.com, Inc.
Notes to Consolidated Financial Statements

2.	Significant Accounting Policies (continued)

Cash and Cash Equivalents:

The Company considers all highly liquid investments with an original maturity from the date of purchase of three months or less to be cash and cash equivalents. As of December 31, 2014, cash and cash equivalents consisted of cash deposited with banks and merchant processors. The recorded carrying amount of cash and cash equivalents approximates their fair value. The Company places its cash and cash equivalents with high credit quality financial institutions.

Accounts Receivable:

Accounts receivable consist of credit card transactions processed by merchants due the Company but not yet deposited to the Company’s accounts.

Property and Equipment:

Property and equipment are recorded at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the respective assets, generally one year or less. Leasehold improvements are amortized over the shorter of the estimated useful lives of the assets or the lease term. Expenditures for repairs and maintenance are charged to operating expenses as incurred. Upon disposition, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is recorded in the consolidated statement of operations.

Cash Coupon Credits:

The Company provides incentive offers to customers using their platform in the form of cash coupon credits. Cash coupon credits, which expire after 30 days, are generally earned when a customer makes a purchase from a restaurant offering a promotion and are recorded as a liability upon being earned by the customer.

As of December 31, 2014, $144,000 of customer credits was included within accrued expenses and other current liabilities on the accompanying consolidated balance sheet.

See Independent Auditors’ Report

Eat24Hours.com, Inc.
Notes to Consolidated Financial Statements

2.	Significant Accounting Policies (continued)

Software Development Costs:

The Company expenses software development costs as incurred until technological feasibility of the underlying software product is achieved. After technological feasibility in the form of a working model is established, software development costs are capitalized, if the Company believes the software will be used to perform the function intended. Capitalized costs are then amortized on a straight-line basis over the estimated product life, or based on the ratio of current revenue to total projected project revenue, whichever is greater. To date, the period between achieving technological feasibility and general availability of such software has been short and software development costs qualifying for capitalization have been insignificant. Accordingly, the Company has not capitalized any software development costs to date.

Accounting for Impairment of Long-Lived Assets:

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets held and used is measured by comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of their carrying cost amount or the fair value less the cost to sell. The Company did not record any expense related to asset impairment in 2014.

Product Development:

Product development expenses consist of salaries and benefits for employees and contractors engaged in the design, development, maintenance and testing of the Company’s platform, including its websites and mobile applications.

Advertising:

The Company expenses the costs of advertising, including television, radio, online display, search engine marketing, media and other program expenses as incurred. Advertising expense was $3,460,000 in 2014.

See Independent Auditors’ Report

Eat24Hours.com, Inc.
Notes to Consolidated Financial Statements

2.	Significant Accounting Policies (continued)

Income Taxes:

The Company has elected to be treated as an S corporation for federal and state income tax purposes, whereby the Company’s income is reportable by its stockholders in their individual tax returns. For state purposes, the Company is required to pay an S corporation income tax of approximately 1.5% of pretax income, which is based on state S corporation tax rates for states in which the Company files tax returns.

Authoritative guidance on accounting for and disclosure of uncertainty in tax positions (Financial Accounting Standards Board Accounting Standards Codification Topic 740) requires the Company to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting a more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. Currently, the Company does not expect any changes related to the liability for unrecognized tax benefits in the next 12 months. In the event the Company should need to recognize interest and penalties related to unrecognized tax liabilities, this amount will be recorded as an accrued liability and an increase to income tax expense.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state and local jurisdictions, where applicable. The tax returns for the Company since inception remain open to examination by the major taxing jurisdictions to which the Company is subject.

Deferred income taxes result primarily from the Company using the accrual method of accounting to record revenues and expenses for financial statement purposes and the cash method of accounting for income tax purposes.

See Independent Auditors’ Report

Eat24Hours.com, Inc.
Notes to Consolidated Financial Statements

3.	Significant Balance Sheet Components

Property and Equipment:

Property and equipment consisted of the following at December 31, 2014:

Computers	$33,187
Less accumulated depreciation	(33,187)
Property and equipment, net	$-

Prepaid Expenses and Other Current Assets:

Prepaid expenses and other current assets consisted of the following at December 31, 2014:

Prepaid television commercials	$890,256
Prepaid insurance	91,478
Other	99,587
$1,081,321

4.	Capital Stock

The Company has two classes of stock, common and preferred stock, which have identical rights and privileges. The Company is authorized to issue 20,000,000 shares of which 15,000,000 shares shall be common stock and 5,000,000 shares shall be preferred stock. Both classes of stock have a par value of $0.001 per share.

See Independent Auditors’ Report

Eat24Hours.com, Inc.
Notes to Consolidated Financial Statements

5.	Commitments and Contingencies

Operating Leases:

The Company leases office facilities and automobiles under non-cancelable operating lease agreements expiring at various dates through April 2016. Rent expense related to the Company’s office facilities was $282,000 in 2014.

As of December 31, 2014, future minimum payments under the non-cancelable leases are $332,000 in 2015 and $104,000 in 2016.

Contingencies:

The Company is involved in various legal proceedings and receives claims from time to time, arising from the normal course of business activities. In the Company’s opinion, resolution of these matters is not expected to have a material adverse impact on its consolidated results of operations, cash flows or our financial position.

Indemnification Agreements:

From time to time, in its normal course of business, the Company may indemnify other parties, with whom it enters into contractual relationships, including corporate officers within the Company. The Company may agree to hold such parties harmless against specific losses, such as those that could arise from a breach of representation, covenant or third-party infringement claims. It may not be possible to determine the maximum potential amount of liability under such indemnification obligations due to the unique facts and circumstances that are likely to be involved in each particular claim and indemnification provision. Historically, there have been no such indemnification claims.

6.	Subsequent Events

Subsequent events have been evaluated through the date of the independent auditors’ report, which is the date the consolidated financial statements were approved by management and available to be issued.

See Independent Auditors’ Report